UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2011

BUNGE LIMITED
(Exact name of Registrant as specified in its charter)

Bermuda (State or other jurisdiction of incorporation)	001-16625 Commission File Number	98-0231912 (I.R.S. Employer Identification Number)

50 Main Street White Plains, New York (Address of principal executive offices)	10606 (Zip code)

(914) 684-2800 (Registrant’s telephone number, including area code)

N.A. (Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Compensatory Arrangements of Certain Officers.

On May 25, 2011, the Compensation Committee of the Board of Directors of Bunge Limited (“Bunge” or the “Company”) approved revised severance terms for Mr. Andrew J. Burke, Chief Financial Officer and Global Operational Excellence Officer, in the event of a qualifying termination of employment.  Under the revised terms, Mr. Burke’s severance formula now provides for 12 months of his then base salary plus his target annual incentive award.  These modifications were made in order to align his severance terms with the other Named Executive Officers who report directly to Bunge’s Chief Executive Officer.  Other than as described above, Mr. Burke’s severance provisions remain unchanged.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 27, 2011, Bunge held its 2011 annual general meeting of shareholders (the “Annual General Meeting”).  At the Annual General Meeting, shareholders elected Bunge’s nominees as Class III directors, approved the appointment of Deloitte & Touche LLP as Bunge’s independent auditors for fiscal year 2011, approved the advisory vote on executive compensation and voted in favor of holding future advisory votes on executive compensation annually.  The results of the vote at the Annual General Meeting were as follows:

Proposal 1: Election of Class III directors for a three-year term:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Ernest G. Bachrach	87,219,344	3,593,570	2,663,722	15,181,675
Enrique H. Boilini	89,389,623	1,387,559	2,699,454	15,181,675

Directors whose terms of office continued after the Annual General Meeting are:  Octavio Caraballo, Francis Coppinger, Larry G. Pillard, Alberto Weisser, Jorge Born, Jr., Bernard de La Tour d’Auvergne Lauraguais, William Engels and L. Patrick Lupo.

Proposal 2: Approval of Deloitte & Touche LLP as independent auditors for fiscal year 2011 and authorization of the Audit Committee of the Board of Directors to determine the independent auditors’ fees:

Votes For	Votes Against	Abstentions	Broker Non-Votes
108,118,294	474,706	65,311	0

Proposal 3: Advisory vote on executive compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
89,126,810	3,452,288	897,538	15,181,675

Proposal 4: Advisory vote on the frequency of future advisory votes on executive compensation:

1 year	2 years	3 years	Abstentions	Broker Non-Votes
82,661,013	5,283,121	5,314,860	217,642	15,181,675

Consistent with the recommendation of the Board of Directors, a majority of the votes cast by shareholders voted to hold future advisory votes on executive compensation on an annual basis.  In light of the foregoing, Bunge currently intends to hold future advisory votes on executive compensation every year.  The next required vote on the frequency of future advisory votes on executive compensation is scheduled to occur at Bunge’s Annual General Meeting in 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 1, 2011

BUNGE LIMITED

By:	/s/ Carla L. Heiss
	Name:	Carla L. Heiss
	Title:	Assistant General Counsel and
Assistant Secretary